Exhibit 99.12

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-J

KEY PERFORMANCE FACTORS
May 31, 1997



        Expected B Maturity                                       12/16/02


        Blended Coupon                                             5.9534%



        Excess Protection Level
          3 Month Average  4.65%
          May, 1997  4.40%
          April, 1997  3.73%
          March, 1997  5.82%


        Cash Yield                                  17.28%


        Investor Charge Offs                        4.53%


        Base Rate                                   8.35%


        Over 35 Day Delinquency                     4.38%


        Seller's Interest                           15.43%


        Total Payment Rate                          12.75%


        Total Principal Balance                     $27,132,480,390.99


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,186,442,872.50